EXHIBIT 10.2


                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), is entered into as of March 17, 2006, by and among PRG-Schutlz International, Inc., a Georgia corporation (the "COMPANY"), and the holders listed on the Schedule of Holders attached hereto as Exhibit A (each, an "AFFILIATE HOLDER" and, collectively, the "AFFILIATE HOLDERS").

     THE PARTIES TO THIS AGREEMENT enter into this agreement on the basis of the following facts, intentions and understanding:

     A. The Company and certain of the holders of 4 3/4% Convertible Subordinated Notes due 2006 of the Company (the "EXISTING NOTES") entered into that certain Restructuring Support Agreement, dated as of December 23, 2005 (the "RESTRUCTURING SUPPORT AGREEMENT"), and, upon the terms and subject to the conditions of the Restructuring Support Agreement, the Company has agreed to issue to the holders of the Existing Notes in exchange for the Existing Notes held by such holders (the "EXCHANGE") an aggregate of (A) Fifty Million Dollars ($50,000,000) of the Company's 11% Senior Notes due 2011, plus an additional principal amount equal to the aggregate accrued and unpaid interest on the Existing Notes (such 11% Senior Notes, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof (the "SENIOR NOTES")), (B) Sixty Million Dollars ($60,000,000) of the Company's 10% Senior Convertible Notes due 2011 (such 10% Senior Convertible Notes, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof (the "CONVERTIBLE NOTES" and, together with the Senior Notes, the "NOTES")), which shall be convertible into shares of Senior Series B Convertible Participating Preferred Stock (the "SERIES B PREFERRED STOCK") of the Company, which shall be convertible into shares of Common Stock, without par value (the "COMMON STOCK") of the Company, and (C) Fifteen Million Dollars ($15,000,000) of Senior Series A Convertible Participating Preferred Stock (the "SERIES A PREFERRED STOCK" and, together with the Series B Preferred Stock, the "PREFERRED Stock") of the Company, which shall be convertible into shares of Common Stock (such Common Stock, together with the Common Stock issued upon conversion of the Series B Preferred Stock, the "CONVERSION SHARES").

     B. To induce the Affiliate Holders to consummate the Exchange, the Company has agreed to provide certain registration rights to the Affiliate Holders under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.

     NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Affiliate Holders hereby agree as follows:

     Section 1. Definitions As used in this Agreement, the following terms shall have the following meanings:

     "AFFILIATE" means a person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company.

     "BUSINESS DAY" means any day other than Saturday, Sunday or any other day on which commercial banks in The City of New York are required by law to remain closed.

     "CLOSING DATE" means the date upon which the Exchange has been completed.

     "COMMISSION" means the Securities and Exchange Commission.

     "INVESTOR" means each Affiliate Holder and any transferee or assignee thereof to whom an Affiliate Holder assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 of this Agreement, and any subsequent transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 of this Agreement.

     "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or association and governmental or any department or agency thereof.

     "REGISTER," "REGISTERED," and "REGISTRATION" means a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statements by the Commission.

     "REGISTRABLE SECURITIES" means (i) the Senior Notes, (ii) the Convertible Notes, (iii) the Series A Preferred Stock, (iv) the Series B Preferred stock,
(v) the Conversion Shares issued or issuable upon conversion of the Convertible Notes, the Series A Preferred Stock and the Series B Preferred Stock, (vi) any shares of capital stock issued or issuable with respect to the Conversion Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversions of the Series A Preferred Stock or the Series B Preferred Stock, and (vii) any shares of capital stock of any entity issued in respect of the capital stock referenced in the immediately preceding clauses (i), (ii), (iii), (iv), (v) and
(vi) as a result of a merger, consolidation, sale of assets, sale or exchange of capital stock or other similar transaction; provided, that any Registrable Securities that (A) have been sold pursuant to a Registration Statement or Rule 144 promulgated under the 1933 Act or (B) are eligible to be sold without restriction under the 1933 Act, shall no longer be Registrable Securities.

     "REGISTRATION STATEMENT" means a registration statement or registration statements of the Company filed under the 1933 Act and covering all of the Registrable Securities.

     "REQUIRED HOLDERS" means the holders of a majority of the value of the outstanding Registrable Securities, which value, in the case of Registrable Securities that are shares of Common Stock, shall be determined by the last sale price of such Common Stock on the trading date prior to the date for which the Required Holders approval is relevant, and otherwise shall be determined as the outstanding principal or face amount of the Registrable Securities.



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

     Section 2. Registration

     (a) Mandatory Registration. The Company shall prepare and not later than the earlier of 60 calendar days after the Closing Date or May 15, 2006 (assuming that the Closing Date has occurred) (the "FILING DEADLINE"), file with the Commission a Registration Statement on Form S-3 covering the resale of all of the Registrable Securities of the Affiliate Holders. In the event that Form S-3 is unavailable for such a registration, the Company shall comply with the provisions of Section 2(c) of this Agreement. The Registration Statement prepared pursuant hereto shall register all of the Registrable Securities for resale in accordance with the methods of distribution elected by the Required Holders. The Registration Statement shall contain (except if otherwise directed by the Required Holders) the "Selling Securityholders" and "Plan of Distribution" sections in the form and substance substantially similar to Exhibit B hereto. The Company shall use reasonable best efforts to have the Registration Statement declared effective by the Commission as soon as practicable, but not later than 150 calendar days after the Closing Date (the "EFFECTIVENESS DEADLINE").

     (b) Legal Counsel. Subject to Section 5 of this Agreement, the Required Holders shall have the right to select one legal counsel to review and comment upon any registration pursuant to this Agreement (the "LEGAL COUNSEL"), which the Investors agree shall be Schulte Roth & Zabel LLP or such other counsel as thereafter designated in writing by the Required Holders. Schulte Roth & Zabel LLP, or any other counsel designated in writing by the Required Holders, shall not represent any Investor that sends such counsel written notice that such Investor does not wish such counsel to represent it in connection with the matters discussed in this Section 2(b). The Investors, other than any Investor that delivers the notice discussed in the preceding sentence, hereby waive any conflict of interest or potential conflict of interest that may arise as a result of the representation of such Investors by Schulte Roth & Zabel LLP in connection with the subject matter of this Agreement.

     (c) Ineligibility for Form S-3. If Form S-3 is not available for the registration of the resale of the Registrable Securities hereunder or the Company is not permitted by the 1933 Act or the Commission to use Form S-3, then the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Required Holders, and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available; provided, however, that the Company shall use reasonable best efforts to maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering all of the Registrable Securities has been declared effective by the Commission or, if earlier, until the end of the Registration Period (as defined in Section 3(a)).

     (d) Effect of Failure to File, Obtain, and Maintain Effectiveness of Registration Statement. Subject to any elections made pursuant to Section 4(b), if (i) a Registration Statement covering all the Registrable Securities is not filed with the Commission on or before the Filing Deadline or is not declared effective by the Commission on or before the Effectiveness Deadline, (ii) on any day after such Registration Statement has been declared effective by the Commission, sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made as a matter of law (other than during an Allowable Grace Period (as defined in Section 3(m) of this Agreement) pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration


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

Statement or to register a sufficient number of shares of Common Stock), or (iv) a Grace Period (as defined in Section 3(m) of this Agreement) exceeds the length of an Allowable Grace Period (each of the items described in clauses (i), (ii) and (iii) above shall be referred to as a "REGISTRATION DELAY"), then, as damages to any Affiliate Holder by reason of any such delay in or reduction of its ability to sell the Registrable Securities, then liquidated damages (the "REGISTRATION DELAY PAYMENTS") will accrue (with respect to each Affiliate Holder, based on the principal amount of the Notes or Convertible Notes or liquidation preference on the Preferred Stock or, in the event of Conversion Shares, the liquidation preference of the Preferred Stock from which the Conversion Shares were converted) on Registrable Securities (in addition to the stated interest or dividends on the Notes, Convertible Notes and Preferred Stock) from and including the date on which any such Registration Delay shall occur to but excluding the date on which all Registration Delays have been cured. During the continuation of a Registration Delay, Registration Delay
Payments will accrue at a rate of 0.05% per month during the 90-day period immediately following the occurrence of such Registration Default and shall increase by 0.05% per month at the end of each subsequent 90-day period, but in no event shall such rate exceed 3.00% per annum. The Registration Delay Payments shall be due and payable (1) with respect to the Notes, on the next scheduled interest payment date, (2) with respect to Preferred Stock, upon the next scheduled dividend payment date and (3) with respect to Conversion Shares, on the 30th day following the Registration Delay (and, if such Registration Delay is continuing, each 30th day thereafter so long as any Registration Delay Payments remain due and payable. Following the cure of all Registration Delays, the accrual of Registration Delay Payments shall cease. The Registration Delay Payments under this Section 2(d) shall be the sole and exclusive remedy of the Affiliate Holders of Registrable Securities under this Agreement for a Registration Delay. Notwithstanding the foregoing, no Registration Delay Payments will be due hereunder to any Affiliate Holder with respect to any Notes, Preferred Stock or Conversion Shares that are not Registrable Securities.

     Section 3. Related Obligations At such time as the Company is obligated to file a Registration Statement with the Commission pursuant to Section 2 of this Agreement, the Company will use reasonable best efforts to effect the registration of all of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

     (a) The Company shall promptly prepare and file with the Commission a Registration Statement with respect to all of the Registrable Securities (but in no event later than the applicable Filing Deadline) and use reasonable best efforts to cause such Registration Statement relating to all of the Registrable Securities required to be covered thereby to become effective as soon as practicable after such filing (but in no event later than the applicable Effectiveness Deadline). The Company shall submit to the Commission, within five
(5) Business Days after the Company learns that no review of a particular Registration Statement will be made by the staff of the Commission or that the staff has no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request. The Company shall, subject to the terms of this Agreement, keep each Registration Statement effective pursuant to Rule 415 at all times during


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

the period from the date it is initially declared effective until the earlier of
(i) the fifth anniversary of the date such Registration Statement is declared effective, and (ii) the date as of which all of the Investors no longer hold Registrable Securities (the "REGISTRATION PERIOD"), which Registration Statement, as of its filing and effective dates (including all amendments or supplements thereto, as of their respective filing and effective dates), shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, not misleading, and the prospectus contained in such Registration Statement, as of its filing date (including all amendments and supplements thereto, as of their respective filing dates), shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated thereon, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

     (b) Subject to Section 3(m) of this Agreement, the Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 (or any successor rule thereto) promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act. In the case of amendments and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar successor statute (the "1934 ACT"), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement and prospectus.

     (c) The Company shall permit Legal Counsel, or if no Legal Counsel shall have been chosen by the Investors, the Investors, to review and provide written comment upon each Registration Statement, prospectus and all amendments and supplements thereto at least three (3) Business Days prior to their filing with the Commission, except for any amendment or supplement or document (a copy of which has been previously furnished to the Investors and Legal Counsel) which counsel to the Company shall advise the Company is required to be filed sooner in order to comply with applicable law. The Company shall furnish to the Investors and Legal Counsel, without charge, (i) promptly after receipt of such correspondence, copies of all correspondence from the Commission or the staff of the Commission to the Company or its representatives relating to each Registration Statement, prospectus and all amendments and supplements thereto,
(ii) promptly after the same is prepared and filed with the Commission, one (1) copy of each Registration Statement, prospectus and all amendments and supplements thereto, including all exhibits and financial statements related thereto, and (iii) promptly upon the effectiveness of each Registration
Statement and each amendment and supplement thereto, one (1) copy of the prospectus included in each such Registration Statement and all amendments and supplements thereto. The Company agrees that it will, and it will cause its counsel to, consider in good faith any comments or objections from Legal


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

Counsel, or if no Legal Counsel shall have been selected, the Investors, as to the form or content of each Registration Statement, prospectus and all amendments or supplements thereto or any request for acceleration of the effectiveness of each Registration Statement, prospectus and all amendments or supplements thereto.

     (d) The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge to such Investor, (i) upon the effectiveness of each Registration Statement, such number of copies of the prospectus included in such Registration Statement and all amendments and supplements thereto as such Investor may reasonably request, and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities.

     (e) Subject to Section 3(m) of this Agreement, and excluding any Registrable Securities held by Investors electing to exclude their Registrable Securities from the Registration Statement under Section 4(b), the Company shall use commercially reasonable efforts to (i) promptly register and qualify, unless an exemption from registration and qualification applies, the resale of the Registrable Securities under such other securities or "blue sky" laws of all applicable jurisdictions in the United States as any holder of Registrable Securities reasonably requests in writing, (ii) promptly prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) promptly take such other actions as may be reasonably necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) promptly take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) file a general consent to service of process in any such jurisdiction, except in such jurisdictions where the Company is subject to service of process or (B) qualify generally to do business in any such jurisdiction, except in such jurisdictions where the Company would otherwise be required to qualify. The Company shall promptly notify each Investor who holds Registrable Securities and Legal Counsel of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of notice of the initiation or threatening of any proceeding for such purpose.

     (f) Notwithstanding anything to the contrary set forth herein, as promptly as practicable after becoming aware of such event, the Company shall notify each Investor and Legal Counsel in writing of the happening of any event as a result of which (i) the Registration Statement or any amendment or supplement thereto, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the prospectus related to such Registration Statement or any amendment or supplement thereto includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, subject to
Section 3(m) of this Agreement, promptly prepare a supplement or amendment to such Registration Statement and prospectus to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor and Legal Counsel as such Investor or Legal Counsel may reasonably request. The Company shall also promptly notify each Investor and Legal Counsel in writing (i) when a prospectus and each prospectus supplement or amendment thereto has been filed, and when a Registration Statement and each amendment


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(including  post-effective  amendments)  has  been  declared  effective  by  the
Commission (notification of such effectiveness shall be delivered to each Investor and Legal Counsel by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the Commission for amendments or supplements to a Registration Statement or related prospectus or related information,  and  (iii)  of the  Company's  reasonable  determination  that  an
amendment   (including  any   post-effective   amendment)  or  supplement  to  a
Registration Statement or prospectus would be appropriate (subject to Section 3(n) hereof).

     (g) Subject to Section 3(m) of this Agreement, the Company shall use reasonable best efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, and (ii) if such an order or suspension is issued, obtain the withdrawal of such order or suspension at the earliest practicable moment and notify each holder of Registrable Securities and Legal Counsel of the issuance of such order and the resolution thereof or its receipt of notice of the initiation or threat of any proceeding for such purpose.

     (h) The Company shall use reasonable best efforts to cause all the Conversion Shares to be listed on each securities exchange or traded on each securities market on which securities of the same class or series issued by the Company are then listed or traded, as the case may be, if any, if the listing or trading of such Conversion Shares is then permitted under the rules of such exchange or market. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(i).

     (i) In connection with any sale or transfer of Registrable Securities pursuant to a Registration Statement, the Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and, registered in such names as the Investors may request.

     (j) If requested by an Investor, the Company shall (i) as soon as practicable, incorporate in each prospectus supplement or post-effective amendment to the Registration Statement such information as an Investor provides in writing and reasonably requests to be included therein relating to the sale and distribution of the Registrable Securities, and (ii) as soon as practicable, make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

     (k) The Company shall comply with all applicable rules and regulations of the Commission in connection with any registration hereunder.

     (l) Within two (2) Business Days after a Registration Statement is ordered effective by the Commission, the Company will so notify the transfer agent for


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the Registrable  Securities and the Investors whose  Registrable  Securities are included in the Registration Statement.

     (m) Notwithstanding anything to the contrary herein, at any time after a Registration Statement has been declared effective by the Commission, the Company may delay the disclosure of material non-public information concerning the Company if the disclosure of such information at the time is not, in the good faith judgment of the Board of Directors of the Company, in the best interests of the Company (a "GRACE PERIOD"); provided, however, that the Company shall promptly (i) notify the Investors in writing of the existence of material non-public information giving rise to a Grace Period (provided that the Company shall not disclose the content of such material non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; provided further, that no single Grace Period shall exceed an aggregate of thirty (30) days in any three (3) month period, and during any three hundred sixty-five
(365) day period, the aggregate of all of the Grace Periods shall not exceed an aggregate of ninety (90) days and the first day of any Grace Period must be at least five (5) trading days after the last day of any prior Grace Period (each Grace Period complying with this provision being an "ALLOWABLE GRACE PERIOD"). For purposes of determining the length of a Grace Period, the Grace Period shall be deemed to begin on and include the date the Investors receive the notice referred to in clause (i) above and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) above and the date referred to in such notice; provided, however, that no Grace Period shall be longer than an Allowable Grace Period. The provisions of Section 3(g) of this Agreement shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) of this Agreement.

     (n) The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of a Registration Statement, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10Q, 10-K and 8-K under the 1934 Act and otherwise complies with Rule 158 under the 1933 Act.

     Section 4. Obligations of the Investors

     (a) At least ten (10) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company promptly such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. Each Investor shall promptly notify the Company of any material change with respect to such information previously provided to the Company by such Investor. No Investor shall be entitled to Registration Delay payments pursuant to Section 2(d) hereof unless and until such Investor shall have used its reasonable best efforts to provide all such reasonably requested information.

     (b) Each Investor agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement, in which case, such Investor does not need to cooperate with the Company until it notifies the Company of its desire to include one or more Registrable Securities in such Registration Statement.

     (c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or 3(m) of this Agreement or the first sentence of Section 3(f) of this Agreement, such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statements covering such Registrable Securities until such Investor's receipt of the copies of the amended or supplemented prospectus contemplated by Section 3(g) of this Agreement or the first sentence of Section 3(f) of this Agreement or receipt of notice that no amendment or supplement is required and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies of the prospectus covering such Registrable Securities current at the time of receipt of such notice (other than a single file copy, which such Investor may keep) in such Investor's possession.

     Section 5. Expenses of Registration All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 of this Agreement, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, transfer agent fees and fees and disbursements of counsel for the Company, shall be paid by the Company. The Company shall pay all of the Investors' reasonable costs incurred in connection with the successful enforcement of the Investors' rights under this Agreement; provided, however, the Company shall be responsible for the reasonable fees and disbursements of not more than one counsel, who shall be Legal Counsel.

     Section 6. Indemnification In the event any Registrable Securities are included in a Registration Statement under this Agreement:

     (a) To the fullest  extent  permitted by law, the Company will,  and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an "INDEMNIFIED PERSON"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "CLAIMS") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the Commission, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("INDEMNIFIED DAMAGES"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any amendment (including post-effective amendments) or supplement thereto, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if authorized for use by the Company prior to the effective date of such
Registration Statement, or contained in the final prospectus (as amended or supplemented, if any) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or
(iii) any  violation  or alleged  violation  by the Company of the 1933 Act, the
1934 Act, any other federal law, any state or common law, or any rule or regulation promulgated thereunder in connection with a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to Section 6(c) of this Agreement, the Company shall reimburse the Indemnified Persons promptly as such expenses are incurred and are due and payable, for any legal fees or other expenses reasonably incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by an Investor or its Legal Counsel expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, including a corrected prospectus, if such prospectus or corrected prospectus was timely made available by the Company pursuant to Section 3(d) of this Agreement; and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9 of this Agreement.

     (b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a) of this Agreement, the Company, each of its directors, officers, employees, agents, affiliates and each Person, if any, who controls, or is alleged to control, the Company within the meaning of the 1933 Act or the 1934 Act (each, an "INDEMNIFIED Party"), against any Claims or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claims or Indemnified Damages arise out of or are based upon any Violation (including for purposes of this paragraph, a material violation of this Agreement by the Investor), in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor or its Legal Counsel expressly for use in connection with such Registration Statement and, subject to Section 6(c) of this Agreement, such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnification agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 of this Agreement shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, that the Investor shall be liable under this Section 6(b) for only that amount of the Claims and Indemnified Damages as does not exceed the net proceeds to such Investors as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnification agreement shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9 of this Agreement. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

     (c) Promptly  after an Indemnified  Person or Indemnified  Party under this
Section 6 has knowledge of any Claim as to which such Indemnified Person or Indemnified Party reasonably believes indemnity may be sought or promptly after such Indemnified Person or Indemnified Party receives notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this
Section 6, deliver to the indemnifying party a written notice of such Claim, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding; provided, further, that the indemnifying party shall not be responsible for the reasonable fees and expense of more than one (1) separate legal counsel for such Indemnified Person or Indemnified Party. In the case of an Indemnified Person, the legal counsel referred to in the immediately preceding sentence shall be selected by the Required Holders. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such

Indemnified Party or Indemnified Person of a full release from all liability in respect to such Claim and action and proceeding. After indemnification as provided for under this Agreement, the rights of the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party as provided in this Agreement shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

     (d) No Person involved in the sale of Registrable Securities who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) in connection with such sale shall be entitled to indemnification from any Person involved in such sale of Registrable Securities who is not guilty of fraudulent misrepresentation.

     (e) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

     (f) The indemnification agreements contained herein shall be in addition to
(i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

     Section  7.   Contribution  To  the  extent  any   indemnification   by  an
indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 of this Agreement to the fullest extent permitted by law; provided, however, that: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6 of this Agreement, (ii) no Person involved in the sale of Registrable Securities who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who is not guilty of fraudulent misrepresentation, and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement. The provisions of this Section 7 shall remain in full force and effect, regardless of the investigation made by or on behalf of the beneficiaries of this Section 7 and shall survive the transfer of Registrable Securities by the Investors pursuant to Section 9 of this Agreement.

     Section 8. Reporting.

     (a) Reports Under The 1934 Act. With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the Commission that may at any time permit the

Investors to sell securities of the Company to the public without registration ("RULE 144"), the Company shall use reasonable best efforts to:

     (1) make and keep public information available, as those terms are understood and defined in Rule 144;

     (2) file with the Commission in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act; and

     (3) furnish to each Investor, so long as such Investor owns Registrable Securities, promptly upon request, (A) a written statement by the Company, if true, that it has complied with the applicable reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (B) a copy of the most recent annual or quarterly report of the Company and copies of such other reports and documents so filed by the Company, and (C) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

     (b) Rule 144A Information. The Company shall, upon request of any Investor, make available to such Investor the information required by Rule 144A(d)(4) (or any successor rule) under the 1933 Act.

     Section 9. Assignment of Registration Rights The rights under this Agreement shall be assignable by an Investor to which the Registrable Securities are transferable (other than pursuant to a Registration Statement or Rule 144 under the 1933 Act); provided that, if and to the extent that such Notes, Preferred Stock or Conversion Shares remain Registrable Securities following such transfer: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and
(b) the securities with respect to which such rights are being transferred or assigned; (iii) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the obligations of an Investor under this Agreement; and (iv) such transfer shall have been conducted in accordance with all applicable federal and state securities laws.

     Section 10. Amendment of Registration Rights Any provision of this Agreement may be amended and the observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders. Any amendment or waiver affected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it does not apply to all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

     Section 11. Miscellaneous

     (a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

     (b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (evidenced by mechanically or electronically generated receipt by the sender's facsimile machine); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                          If to the Company:

                          PRG-Schultz International, Inc.
                          600 Galleria Parkway, Suite 600
                          Atlanta, GA  30239
                          Facsimile: (770) 779-3133
                          Attention: Clinton McKellar, Jr., Esq.

                          with an additional copy to:

                          Weil, Gotshal & Manges LLP
                          200 Crescent Court, Suite 300
                          Dallas, TX  75201
                          Facsimile:  (214) 746-7777
                          Attention: W. Stuart Ogg, Esq.

                          with an additional copy to:

                          Arnall Golden Gregory LLP
                          171 17th Street NW, Suite 2100
                          Atlanta, GA  30363

                          Facsimile:  (404) 873-8501
                          Attention:  Joseph Alley, Jr., Esq.

                          If to Legal Counsel:

                          Schulte Roth & Zabel LLP
                          919 Third Avenue
                          New York, NY 10022
                          Facsimile: (212) 593-5955
                          Attention: Andre Weiss, Esq.

If to an Affiliate Holder, to its address and facsimile number set forth on the Schedule of Affiliate Holders attached hereto as Exhibit A, with copies to such Affiliate Holder's representatives as set forth on the Schedule of Affiliate Holders, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party. Failure to transmit notice or communication to an Affiliate Holder or any defect in it shall not affect its sufficiency with respect to other Affiliate Holders. If a notice or communication is given or made in the manner provided above, it is duly given, whether or not the addressee receives it.

     (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

     (d) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

     (e) This Agreement, the Restructuring Support Agreement, the Senior Notes, the Convertible Notes, the Preferred Stock and the documents referenced herein and therein (the "TRANSACTION DOCUMENTS") constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. The Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

     (f) Subject to the requirements of Section 9 of this Agreement, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

     (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (h) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     (i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     (j) All consents and other determinations made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders.

     (k) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     (l) The obligations of each Affiliate Holder under any Transaction Document are several and not joint with the obligations of any other Affiliate Holder, and no Affiliate Holder shall be responsible in any way for the performance of the obligations of any other Affiliate Holder under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Affiliate Holder pursuant hereto or thereto, shall be deemed to constitute the Affiliate Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Affiliate Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Affiliate Holder confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Affiliate Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Affiliate Holder to be joined as an additional party in any proceeding for such purpose.

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.


                                       COMPANY

                                       PRG-SCHULTZ INTERNATIONAL, INC.


                                       By: /s/ James B. McCurry
                                          --------------------------------------
                                             Name:
                                             Title:











               [Signatures of Affiliate Holders on Following Page]

                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]


                                       BLUM STRATEGIC PARTNERS II, L.P.


                                       By: /s/ Jose Medeiros
                                          --------------------------------------
                                             Name:  Jose Medeiros
                                             Title: Partner

                                       BLUM STRATEGIC PARTNERS II GMBH & CO. KG


                                       By: /s/ Jose Medeiros
                                          --------------------------------------
                                             Name:  Jose Medeiros
                                             Title: Partner

                                       BLUM CAPITAL PARTNERS, L.P.


                                       By: /s/ Jose Medeiros
                                          --------------------------------------
                                             Name:  Jose Medeiros
                                             Title: Partner

                                       STINSON CAPITAL PARTNERS, L.P.


                                       By: /s/ Jose Medeiros
                                          --------------------------------------
                                             Name:  Jose Medeiros
                                             Title: Partner

                                       STINSON CAPITAL PARTNERS II, L.P.


                                       By: /s/ Jose Medeiros
                                          --------------------------------------
                                             Name:  Jose Medeiros
                                             Title: Partner

                                       STINSON CAPITAL PARTNERS QP, L.P.


                                       By: /s/ Jose Medeiros
                                          --------------------------------------
                                             Name:  Jose Medeiros
                                             Title: Partner

                                       STINSON CAPITAL PARTNERS S, L.P.


                                       By: /s/ Jose Medeiros
                                          --------------------------------------
                                             Name:  Jose Medeiros
                                             Title: Partner

                                       PARKCENTRAL GLOBAL HUB LIMITED


                                       By: /s/ Steven Blasnik
                                          --------------------------------------
                                             Name:  Steven Blasnick
                                             Title: President

                                       PETRUS SECURITIES, L.P.


                                       By: /s/ Steven Blasnik
                                          --------------------------------------
                                             Name:  Steven Blasnick
                                             Title: President of General Partner

                                                                       EXHIBIT A

                                    EXHIBIT A TO REGISTRATION RIGHTS AGREEMENT
                                                SCHEDULE OF HOLDERS

                                                       PRINCIPAL AMOUNT
                                  PRINCIPAL AMOUNT      OF CONVERTIBLE      NUMBER OF SERIES A    NUMBER OF SERIES B
        NAME OF HOLDERS          OF SENIOR NOTES(1)          NOTES           PREFERRED SHARES    PREFERRED SHARES (2)
-------------------------------- ------------------   ------------------    ------------------   --------------------
1. Blum Strategic Partners II,        $[6,094,050]         $7,054,560                  14,697            [14,694.65]
  L.P.
  909 Montgomery Street, Suite
  400
  San Francisco, CA 94133
  Facsimile: (415) 283-0601

2. Blum Strategic Partners II           $[125,638]           $145,440                     303               [302.95]
  GmbH & Co. KG
  909 Montgomery Street, Suite
  400
  San Francisco, CA 94133
  Facsimile: (415) 283-0601

3. Blum Capital Partners, L.P.             $[2488]              $2880                       6                    [6]
  909 Montgomery Street, Suite
  400
  San Francisco, CA 94133
  Facsimile: (415) 283-0601

4. Stinson Capital Partners,          $[3,046,402]         $3,526,560                   7,347             [7,345.82]
  L.P.
  909 Montgomery Street, Suite
  400
  San Francisco, CA 94133
  Facsimile: (415) 283-0601

5. Stinson Capital Partners           $[2,710,540]         $3,137,760                   6,537              [6535.95]
  (QP), L.P.
  909 Montgomery Street, Suite
  400
  San Francisco, CA 94133
  Facsimile: (415) 283-0601

6. Stinson Capital Partners           $[2,487,875]         $2,880,000                   6,000              [5999.04]
  II, L.P.
  909 Montgomery Street, Suite
  400
  San Francisco, CA 94133
  Facsimile: (415) 283-0601

7. Stinson Capital Partners S,          $[462,745]           $535,680                   1,116             [1,115.82]
  L.P.
  909 Montgomery Street, Suite
  400
  San Francisco, CA 94133
  Facsimile: (415) 283-0601

8. Parkcentral Global Hub              $[8,311576]         $9,621,600                  20,045            [20,041.79]
  Limited
  2300 West Plano Parkway
  Plano, TX  75075
  Facsimile: (972) 535-1997

9. Petrus Securities, L.P.            $[1,617,119]         $1,872,000                   3,900             [3,899.37]
  2300 West Plano Parkway
  Plano, TX  75075
  Facsimile: (972) 535-1997


------------------
(1) The principal amount of the Senior Notes was calculated by issuing $414.64583333 per $1,000 of existing notes surrendered. Please note that the numbers listed in Exhibit A may not be exact due to rounding.
(2) No shares of Series B Preferred Shares are currently issued. This number assumes full conversion of the Senior Convertible Notes.

                                                                       EXHIBIT B